HomeTrust Bancshares, Inc. Announces a 17% Increase in Quarterly Cash Dividends

Asheville, N.C., November 15, 2019 - HomeTrust Bancshares, Inc. (NASDAQ: HTBI) (“Company”), the holding company of HomeTrust Bank (“Bank”), announced today that its Board of Directors declared a quarterly cash dividend of $0.07 per common share, reflecting a $0.01, or 17% increase over the previous quarter’s dividend. The dividend is payable on December 5, 2019 to shareholders of record as of the close of business on November 26, 2019.
“As a result of our continued higher net income and strong capital position, we are pleased to increase our quarterly cash dividend by 17% just one year after initiating of our first cash dividend in November 2018,” said Dana Stonestreet, Chairman, President and Chief Executive Officer. “This increase, combined with the recent authorization of our eighth stock repurchase program, continues our commitment to provide higher returns for our shareholders while managing our capital position.”
About HomeTrust Bancshares, Inc.
HomeTrust Bancshares, Inc. is the holding company for HomeTrust Bank. As of September 30, 2019, the Company had assets of $3.7 billion. The Bank, founded in 1926, is a North Carolina state chartered, community-focused financial institution committed to providing value added relationship banking with over 40 locations as well as online/mobile channels. Locations include: North Carolina (including the Asheville metropolitan area, the "Piedmont" region, Charlotte, and Raleigh/Cary), Upstate South Carolina (Greenville), East Tennessee (including Kingsport/Johnson City/Bristol, Knoxville, and Morristown) and Southwest Virginia (including the Roanoke Valley). The Bank is the second largest community bank headquartered in North Carolina.
Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include expected cost savings, synergies and other financial benefits from our acquisitions might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on our website at www.htb.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that we make in this press release or the documents we file with or furnish to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors described above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2020 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance.
www.htb.com
www.hometrustbancshares.com

Contact:
Dana L. Stonestreet - Chairman, President and Chief Executive Officer
Tony J. VunCannon - Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer
828-259-3939